Inventories	12 Months Ended
Apr. 03, 2022
Inventories [Abstract]
Inventories	Inventories

	April 3, 2022	March 28, 2021
	$	$
Raw materials	71.3	63.8
Work in progress	14.9	18.6
Finished goods	307.1	259.9
Total inventories at the lower of cost and net realizable value	393.3	342.3
Inventories are written down to net realizable value when the cost of inventories is estimated to be unrecoverable due to obsolescence, damage, or declining rate of sale. As at April 3, 2022, the provisions for obsolescence amounted to $23.6m (March 28, 2021 - $23.4m).
Amounts charged to cost of sales comprise the following:

	Year ended
	April 3, 2022	March 28, 2021	March 29, 2020
	$	$	$
Cost of goods manufactured	350.1	334.9	352.4
Depreciation and amortization included in costs of sales	14.7	14.8	12.4
	364.8	349.7	364.8